SECURITIES AND EXCHANGE COMMISSION
                                          Washington, DC 20549
                                ____________________________

                                                 FORM 8-K

                                       Current Report Pursuant
                                   to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934

                     Date of report (Date of earliest event reported):
                                              May 27, 2005
                            ____________________________

                               MDI TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                        DELAWARE
                (State or Other Jurisdiction of Incorporation)

                    333-76427                  84-1165714
        (Commission file Number)       (I.R.S. Employer
                                                       Identification No.)

          940 West Port Plaza Drive, #100, St. Louis, Missouri   63146
                     (Address of Principal Executive Offices)         (Zip Code)

                                       (314) 439-6400
          (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

( ) Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14A-12 under Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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ITEM 8.01.  OTHER EVENTS.

     On May 27, 2005, MDI Technologies, Inc. issued a press release announcing that the Board of Directors will not be making a recommendation regarding the offer by LGI Acquisition, Inc. ("LGI") a wholly-owned subsidiary of Logibec Group Informatique. Ltd., for all of MDI's shares pending the release by LGI of a notice of variation increasing the consideration being offered. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MDI TECHNOLOGIES, INC.
                                     (Registrant)

Date: May 27, 2005      BY:   /s/ TODD SPENCE
                                              Todd Spence
                                              Chief Executive Officer
                                               and President


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                                 EXHIBIT INDEX


                     Exhibit No.        Description of Index
                     ------------       --------------------
                     Exhibit 99.1       Press Release


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